UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2025
________________________
BALLY'S CORPORATION

Delaware	001-38850	20-0904604
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Westminster Street
Providence	RI	02903
(Address of Principal Executive Offices and Zip Code)
________________________
(401) 475-8474
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	BALY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01    Other Events.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 12, 2024, Bally’s Corporation’s (the “Company”) casino and hotel facility known as “Twin River Lincoln Casino & Hotel” is the subject of that certain Contribution Agreement, dated as of September 6, 2022, among the Company, certain subsidiaries of the Company and GLP Capital, L.P. (“GLP”) (as amended, the “Contribution Agreement”), which provides, among other things, that beginning October 1, 2026 (the “Lincoln Open Call Date”) GLP has the right to cause the Company and its applicable subsidiaries to contribute Twin River Lincoln Casino & Hotel to GLP for consideration equal to $735.0 million, subject to the terms and conditions of the Contribution Agreement, including receipt of all required governmental approvals.

The Company is filing this Current Report on Form 8-K to voluntarily provide an update that on October 28, 2025, the Company, its applicable subsidiaries and GLP entered into an amendment to the Contribution Agreement that, among other things, extends the Lincoln Open Call Date to October 1, 2028.

The information contained in Item 8.01 of this Current Report on Form 8-K is being furnished and will not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLY'S CORPORATION
By:	/s/ Kim M. Barker
Name:	Kim M. Barker
Title:	Chief Legal Officer

Date: October 31, 2025